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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 31, 2005

                           THE MED-DESIGN CORPORATION
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

         Delaware                  0-25852                   23-2771475
     ---------------          ----------------          -------------------
     (State or Other          (Commission File           (I.R.S. Employer
     Jurisdiction of               Number)              Identification No.)
     Incorporation)

            2810 Bunsen Avenue
            Ventura, California                                        93003
  ----------------------------------------                          ----------
  (Address of Principal Executive Offices)                          (Zip Code)

        Registrant's telephone number, including area code (805) 339-0375

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 31, 2005, The Med-Design Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2004.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

                (c)  Exhibits.

      99.1 Press Release, dated March 31, 2005, issued by The Med-Design Corporation.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      THE MED-DESIGN CORPORATION
                                                              (Registrant)


                                                      By Lawrence Ellis
                                                         -----------------------
                                                         Lawrence Ellis
                                                         Chief Financial Officer

Dated: March 31, 2005

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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------------------------------
99.1            Press Release Dated March 31, 2005.